Exhibit 3.3

HUD-1 A. Settlement Statement	U.S. Department of Housing and Urban Development	OMB No. 2502-0265
B. Type of Loan

¡ 1. FHA	¡ 2. FmHA	● 3. Conv. Unins.	6. File Number	7. Loan Number	8. Mortg. Ins. Case Num.
170053LZ
¡ 4. V.A.	¡ 5. Conv. Ins.			ID:

C. NOTE: This form is furnished to give you a statement of actual settlement costs. Amounts paid to and by the settlement agent are shown. Items marked "(p.o.c.)" were paid outside the closing; they are shown here for informational purposes and are not included in the totals.

D. NAME OF BORROWER: Address of Borrower:	Rebuild Miami-Edgewater, LLC, a Florida limited liability company 2915 Biscayne Bvld., Suite 300, Miami, Florida 33137
E. NAME OF SELLER:			TIN:
Address of Seller:
F. NAME OF LENDER:	Commercial Bank of California
Address of Lender:	19752 MacArthur Blvd., Suite 100, Irvine, California 92612
G. PROPERTY LOCATION:	Corner of NE 2nd Ave & NE 17 St, Florida
H. SETTLEMENT AGENT:	RTE TITLE COMPANY		TIN: 20-8115767
Place of Settlement:	2915 Biscayne Blvd., Suite 300, Miami, Florida 33137		Phone: 305-372-0933
I. SETTLEMENT DATE:	3/24/17	DISBURSEMENT DATE: 3/24/17

J. Summary of borrower's transaction 100. Gross amount due from borrower:		K. Summary of seller's transaction 400. Gross amount due to seller:
101. Contract sales price		401. Contract sales price
102. Personal property		402. Personal property
103. Settlement charges to borrower (Line 1400)	1,207,055.87	403.
104. Payoff of first mortgage loan	11,034,361.55	404.
105. Payoff of second mortgage loan		405.
Adjustments for items paid by seller in advance:		Adjustments for items paid by seller in advance:
106. City/town taxes		406. City/town taxes
107. County taxes		407. County taxes
108. Assessments		408. Assessments
109.		409.
110.		410.
111.		411.
112.		412.
120. Gross amount due from borrower:	12,241,417.42	420. Gross amount due to seller:	0.00
200. Amounts paid or in behalf of borrower:		500. Reductions in amount due to seller:
201. Deposit or earnest money		501. Excess deposit (see instructions)
202. Principal amount of new loan(s)	13,000,000.00	502. Settlement charges to seller (line 1400)
203. Existing loan(s) taken subject to		503. Existing loan(s) taken subject to
204. Principal amount of second mortgage		504. Deposit paid directly to Qualified Intermediary
205.		505. Payment direct by Lender to Qualified Intermediary
206.		506. Deposits held by seller
207. Principal amt of mortgage held by seller		507. Principal amt of mortgage held by seller
208.		508.
209.		509.
Adjustments for items unpaid by seller:		Adjustments for items unpaid by seller:
210. City/town taxes		510. City/town taxes
211. County taxes		511. County taxes
212. Assessments		512. Assessments
213.		513.
214.		514.
215.		515.
216.		516.
217.		517.
218.		518.
219.		519.
220. Total paid by/for borrower:	13,000,000.00	520. Total reductions in amount due seller:	0.00
300. Cash at settlement from/to borrower:		600. Cash at settlement to/from seller:
301. Gross amount due from borrower (line 120)	12,241,417.42	601. Gross amount due to seller (line 420)	0.00
302. Less amount paid by/for the borrower (line 220)	(13,000,000.00)	602. Less total reductions in amount due seller (line 520)	0.00
303. Cash ( ☐ From ☑ To ) Borrower:	758,582.58	603. Cash ( ☐ To ☐ From ) Seller:	0.00

Substitute Form 1099 Seller Statement:      The information contained in blocks E, G, H, and I and on line 401 is important tax information and is being furnished to the IRS. If you are required to file a return, a negligence penalty or other sanction will be imposed on you if this item is required to be reported and the IRS determines that it has not been reported.

Seller Instructions:     If this real estate was your principal residence, file Form 2119, Sale or Exchange of Principal Residence, for any gain, with your tax return; for other transactions, complete the applicable parts of Form 4797, Form 6262 and/or Schedule D (Form 1040).

Borrower’s Initial(s):	Seller's Initial(s):
[illegible]

DoubleTime®

HUD-1	U.S. Department of Housing and Urban Development	Page 2

L. Settlement charges		Borrower POC Seller POC	Paid from	Paid from
700. Total Sales/Brokers Com. based on price	@	% =	Borrower's	Seller's
701.	% to		Funds at	Funds at
702.	% to		Settlement	Settlement
703. Commission paid at settlement
704.	to
800. Items payable in connection with loan:	Borrower POC Seller POC
801. Loan origination fee	% to Commercial Bank of California		195,000.00
802. Tax Service	% to Commercial Bank of California		64.00
803. UCC debtor search fee	to Commercial Bank of California		105.00
804. Environmental fee	to Commercial Bank of California	1900.00
805. Appraisal fee	to Commercial Bank of California	4000.00
806. Appraisal review fee	to Commercial Bank of California	850.00
807. search fee	to Commercial Bank of California	750.00
808. Document fee	to Commercial Bank of California	2000.00
809. Packaging fee	to Commercial Bank of California	500.00
810.	to
811.	to
900. Items required by lender to be paid in advance:		Borrower POC Seller POC
901. Interest from	to	@	/day
902.	months to
903. Hazard insurance premium for	years to
904. Flood insurance premium for	years to
905.	years to
1000. Reserves deposited with lender:		Borrower POC Seller POC
1001. Hazard insurance	months @	per month
1002. Mortgage insurance	months @	per month
1003. City property taxes	months @	per month
1004. County property taxes	months @	per month
1005. Annual assessments	months @	per month
1006. Flood insurance	months @	per month
1007.	months @	per month
1008.	months @	per month
1009. Aggregate accounting adjustment
1100. Title charges:	Borrower POC Seller POC
1101. Settlement or closing fee	to RTE TITLE COMPANY		2,500.00
1102. Abstract or title search	to RTE TITLE COMPANY		500.00
1103. Title examination	to
1104. Title insurance binder	to
1105. Document preparation	to
1106. Notary fees	to
1107. Attorney's Fees	to
(includes above item numbers:		)
1108. Title Insurance to Fidelity National Title Insurance Company/RTE TITLE COMPANY			25,530.00
(includes above item numbers:		)
1109. Lender's coverage (Premium): $13,000,000.00 ($25,530.00)
1110. Owner's coverage (Premium):
1111. Endorse: 6-25;8.1-25;F9-2,553.00			2,603.00
1112.	to
1113.	to
1200. Government recording and transfer charges:
1201. Recording fees	Deed	Mortgage(s)	$300.00	Releases	$20.00	320.00
1202. City/county tax/stamps	Deed	Mortgage(s)	$26,000.00			26,000.00
1203. State tax/stamps	Deed	Mortgage(s)	$45,500.00			45,500.00
1204.		to
1205.		to
1300. Additional settlement charge:	Borrower POC Seller POC
1301.	to Ritter, Zaretsky, Lieber & Jaime, LLP
1302.	to
1303. Survey recertification	to Nova Surveyors, Inc.	250.00
1304. Courier fees/wire fees	to RTE TITLE COMPANY	215.00
1305. 2016 real estate proeprty taxes	to Miami-Dade County Tax Collector	908,468.87
1306.	to
1307.	to CSC Corporation Service Company
1308.	to
1309.
1400. Total settlement charges:
( Enter on lines 103, Section J and 502, Section K )		1,207,055.87	0.00

Borrower's Initial(s):	Seller's Initial(s):
[illegible]

DoubleTime®

HUD-1 SETTLEMENT STATEMENT ADDENDUM

File Number:	170053LZ

I have carefully reviewed the HUD-1 Settlement Statement and to the best of my knowledge and belief, it is a true and accurate statement of all receipts and disbursements made on my account or by me in this transaction. I further certify that I have received a copy of the HUD-1 Settlement Statement.

Borrower(s)

Rebuild Miami–Edgewater, LLC
a Florida Limited liability company

By	USA Caption Management Co., Inc.

By:	/s/ Richard Meruelo
Richard Meruelo
Manager
(Corporate Seal)

Settlement Agent

The HUD-1 Settlement Statement which I have prepared is a true and accurate account of this transaction. I have caused or will cause the funds to be disbursed in accordance with this statement.

RTE TITLE COMPANY

By:	[illegible]	Date:	3/24/17

WARNING: It is a crime to knowingly make false statements to the United States on this or any other similar form. Penalties upon conviction can include a fine and imprisonment. For details see: Title 18 U.S. Code Section 1001 and Section 1010.

DoubleTime®

DISCLOSURE OF RIGHT TO RECEIVE A COPY OF AN APPRAISAL

Principal $13,000,000.00	Loan Date 03-22-2017	Maturity 09-22-2018	Loan No 206061700	Call / Coll	Account:	Officer NDP	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Applicant:	Rebuild Miami-Edgewater, LLC	Lender:	Commercial Bank of California
	5101 Collins Avenue		Irvine Regional Office
	Miami, FL 33140		19752 MacArthur Boulevard, Suite 100
Irvine, CA 92612

Disclosure of Right to Receive a Copy of an Appraisal

Application Number:	Loan Number: 206061700

You have the right to a copy of the appraisal report used in connection with your application for credit. If you wish to have a copy, please write to us at the following mailing address Commercial Bank of California 19752 MacArthur Blvd., Suite 100 Irvine, CA 92612. We must hear from you no later than ninety (90) days after we notify you about the action taken on your credit application or no later than ninety (90) days after you withdraw your application.

In your letter, give us the following information:

Borrower name, location and loan number

Upon your request, the appraisal report will be sent to:

5101 Collins Avenue

Miami, FL 33140

APPLICANT ACKNOWLEDGMENT

I acknowledge that I have received a copy of this Disclosure of Right to Receive a Copy of an Appraisal.

APPLICANT:

REBUILD MIAMI-EDGEWATER, LLC

USA CAPITAL MANAGEMENT, INC. AKA USA,CAPITAL MANAGEMENT CO., INC., Manager of Rebuild Miami-Edgewater, LLC

By:	/s/ Richard Meruelo	3-24-17
	Richard Meruelo, President of USA Capital Management, Inc. aka USA Capital Management Co., Inc.	Date

LaserPro,. Ver. 17.1.0.023 Copr. D+H USA Corporation 1997, 2017. All Rights Reserved  - CA M:\DH\CFI\LPL\B14.FC TR-1699 PR-15

HAZARD INSURANCE DISCLOSURE

Principal $13,000,000.00	Loan Date 03-22-2017	Maturity 09-22-2018	Loan No 206061700	Call / Coll	Account:	Officer NDP	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Rebuild Miami-Edgewater, LLC	Lender:	Commercial Bank of California
	5101 Collins Avenue		Irvine Regional Office
	Miami, FL 33140		19752 MacArthur Boulevard, Suite 100
Irvine, CA 92612

HAZARD INSURANCE DISCLOSURE

Made Pursuant to California Civil Code Section 2955.5

IMPORTANT

DO NOT SIGN THIS FORM UNTIL YOU CAREFULLY

READ IT AND UNDERSTAND ITS CONTENT

You have applied for a loan or credit accommodation that will be secured by real property. As a condition of the loan or credit accommodation, Lender may require you to maintain hazard insurance coverage for the real property. California law provides that Lender cannot require you, as a condition of receiving or maintaining a loan secured by real property, to provide hazard insurance coverage against risks to the property (such as fire and other perils) in an amount exceeding the replacement value of the building or structures attached to the property.

BY SIGNING BELOW, YOU ACKNOWLEDGE THAT YOU HAVE READ, RECEIVED AND UNDERSTAND THIS HAZARD INSURANCE DISCLOSURE. THIS DISCLOSURE IS DATED MARCH 22, 2017.

BORROWER:

REBUILD MIAMI-EDGEWATER, LLC

USA CAPITAL MANAGEMENT, INC. AKA USA CAPITAL MANAGEMENT CO., INC., Manager of Rebuild Miami-Edgewater, LLC

By:	/s/ Richard Meruelo
Richard Meruelo, President of USA Capital
Management, Inc. aka USA Capital Management
Co.. Inc.

LaserPro,. Ver. 17.1.0.023 Copr. D+H USA Corporation 1997, 2017. All Rights Reserved  - CA M:\DH\CFI\LPL\B14.FC TR-1699 PR-15

STATEMENT OF ANTI-COERCION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$13,000,000.00	03-22-2017	09-22-2018	206061700			NDP
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Grantor:	Rebuild Miami-Edgewater, LLC	Lender:	Commercial Bank of California
	5101 Collins Avenue		Irvine Regional Office
	Miami, FL 33140		19752 MacArthur Boulevard, Suite 100
Irvine, CA 92612

STATEMENT OF ANTI-COERCION REGARDING HAZARD INSURANCE

ON PROPERTY SECURING THE CREDIT

Made Pursuant to Rules 69B-124.002 and 69B-124.013 of the Rules and Regulations

Promulgated by the Chief Financial Officer Relative to Anti-Coercion, as amended

IMPORTANT

DO NOT SIGN THIS FORM UNTIL YOU HAVE CAREFULLY

READ IT AND UNDERSTAND ITS CONTENT

The following statement is required under Rule 69B-124.002, F.A.C., of the rules and regulations promulgated by the Chief Financial Officer relative to anti-coercion:

The Insurance Laws of this state provide that the Lender may not require the Borrower to take insurance through any particular insurance agent or company to protect the mortgaged property.

The Borrower, subject to the rules adopted by the Chief Financial Officer, has the right to have the insurance placed with an insurance agent or company of his choice, provided the company meets the requirements of the Lender. The Lender has the rights to designate reasonable financial requirements as to the company and the adequacy of the coverage.

I have read the foregoing statement, or the rules of the Chief Financial Officer relative thereto, and understand my rights and privileges and those of the Lender relative to the placing of such insurance.

I have selected the [illegible] Insurance Agency, or ________________________________________

___________________________________________________________________________________Insurance

Company to write the hazard insurance covering property located at: NE 2nd Ave and NE 17th Street, Miami, FL 33132.

GRANTOR:

REBUILD MIAMI-EDGEWATER, LLC

USA CAPITAL MANAGEMENT, INC. AKA USA CAPITAL MANAGEMENT CO., INC., Manager of Rebuild Miami-Edgewater, LLC

By:	/s/ Richard Meruelo	3-24-17
	Richard Meruelo, President of USA Capital	Date
Management, Inc. aka USA Capital
Management Co., Inc.

LaserPro. Ver. 17.1.0.023 Copr. D+H USA Corporation 1997, 2017. All Rights Reserved.   - CA M:\DH\CFI\LPL\125.FC TR - 1699 PR-15

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$13,000,000.00	03-22-2017	09-22-2018	206061700			NDP
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Rebuild Miami-Edgewater, LLC	Lender:	Commercial Bank of California
	5101 Collins Avenue		Irvine Regional Office
	Miami, FL 33140		19752 MacArthur Boulevard, Suite 100
Irvine, CA 92612

LOAN TYPE. This is a Variable Rate Nondisclosable Loan to a Limited Liability Company for $13,000,000.00 due on September 22, 2018.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for (please initial):

☐ _________ Personal, Family, or Household Purposes or Personal Investment.

☒ __________ Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: 18 month short-term bridge loan purchase.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $13,000,000.00 as follows:

Other Disbursements:	$12,804,831.00
$12,804,831.00 Wire to RTE Title Company (E)

Other Charges Financed:	$105.00
$105.00 UCC Debtor Search Fee

Total Financed Prepaid Finance Charges:	$195.064.00
$195,000.00 Loan Fee
$64.00 Tax Service

Note Principal:	$13,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$0.00

Other Charges Paid in Cash:	$1,021,886.87
$1,900.00 Environmental Fee (Prepaid from Good Faith Deposit of $10,000.00)
$28,133.00 Title Insurance (E)
$4,000.00 Appraisal Fee (Prepaid from Good Faith Deposit of $10,000.00)
$850.00 Appraisal Review (Prepaid from Good Faith Deposit of $10,000.00)
$320.00 Recording Fee (E)
$750.00 Search Exam Fee to Fidelity National Title Company
(Prepaid from Good Faith Deposit of $10,000.00)
$45,500.00 Documentary Stamps
$26,000.00 Intangible Tax
$2,500.00 Settlement/Closing Fee
$500.00 Abstract/Title Search Fee
$250.00 Servey Recertification
$215.00 Courier/Wire Fee
$908,468.87 2016 Real Estate Property Taxes
$2,000.00 Documentation Fee (Prepaid from Good Faith Deposit of $10,000.00)
$500.00 Packaging Fee (Prepaid from Good Faith Deposit of $10,000.00)

Total Charges Paid in Cash:	$1,021,886.87

LIEN RELEASE FEES. In addition to all other charges, Borrower agrees, to the extent not prohibited by law, to pay all governmental fees for release of Lender's security interests in collateral securing this loan. Borrower will pay these fees at the time the lien or liens are released. The estimated amount of these future lien release fees is $45.00

DISBURSEMENT REQUEST AND AUTHORIZATION

Loan No: 206061700	(Continued)	Page 2

ESTIMATED FEES, CHARGES AND PAYOFF AMOUNTS. “(E)” means estimate. Said charges charged by third parties may be estimates only. Payoff figures are calculated using the Beneficiaries Demand Statement attached. Borrower agrees to reimburse Bank for any additional costs upon request.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MARCH 22, 2017.

BORROWER:

REBUILD MIAMI-EDGEWATER, LLC

USA CAPITAL MANAGEMENT, INC. AKA USA CAPITAL MANAGEMENT CO., INC., Manager of Rebuild Miami-Edgewater, LLC

By:	/s/ Richard Meruelo
Richard Meruelo, President of USA Capital Management, Inc. aka USA Capital Management Co., Inc.

LaserPro. Ver. 17.1.0.023 Copr. D+H USA Corporation 1997, 2017. All Rights Reserved.   – CA M:\DH\CFI\LPL\120. FC TR 1699 PR-15

NOTICE OF INSURANCE REQUIREMENTS

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
	03-22-2017		206061700			NDP
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Grantor:	Rebuild Miami-Edgewater, LLC	Lender:	Commercial Bank of California
	5101 Collins Avenue		Irvine Regional Office
	Miami, FL 33140		19752 MacArthur Boulevard, Suite 100
Irvine, CA 92612

TO:	ATTN: Insurance Agent	DATE: March 22, 2017

,

RE:	Policy Number(s): Insurance Companies/Company:

Dear Insurance Agent:

Grantor, Rebuild Miami-Edgewater, LLC (“Grantor”) is obtaining a loan from Commercial Bank of California. Please send appropriate evidence of insurance to Commercial Bank of California, together with the requested endorsements, on the following property, which Grantor is giving as security for the loan.

Collateral:	NE 2nd Ave and NE 17th Street, Miami, FL 33132.
Type: Fire and extended coverage.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Standard mortgagee's clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender, and without disclaimer of the insurer's liability for failure to give such notice.
Comments: Certificate of Insurance to name Commercial Bank of California as Lender's Loss Payee/Mortgagee.
Deductibles: $1,000.00.
Latest Delivery Date: By the loan closing date.

GRANTOR:

REBUILD MIAMI-EDGEWATER, LLC

USA CAPITAL MANAGEMENT, INC. AKA USA CAPITAL MANAGEMENT CO., INC., Manager of Rebuild Miami-Edgewater, LLC

By:	/s/ Richard Meruelo
Richard Meruelo, President of USA Capital Management, Inc. aka USA Capital Management Co., Inc.

RETURN TO:

Commercial Bank of California
19752 MacArthur Blvd. Ste 100
Irvine, CA 92612

LaserPro. Ver. 17.1.0.023 Copr. D+H USA Corporation 1997, 2017. All Rights Reserved.   – CA M:\DH\CFI\LPL\125.FC TR - 1699 PR-15

AGREEMENT TO PROVIDE INSURANCE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$13,000,000.00	03-22-2017	09-22-2018	206061700			NDP
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Grantor:	Rebuild Miami-Edgewater, LLC	Lender:	Commercial Bank of California
	5101 Collins Avenue		Irvine Regional Office
	Miami, FL 33140		19752 MacArthur Boulevard, Suite 100
Irvine, CA 92612

INSURANCE REQUIREMENTS. Grantor, Rebuild Miami-Edgewater, LLC (“Grantor”), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the “Collateral”):

Collateral:	NE 2nd Ave and NE 17th Street, Miami, FL 33132.
Type: Fire and extended coverage.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Standard mortgagee's clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender, and without disclaimer of the insurer's liability for failure to give such notice.
Comments: Certificate of Insurance to name Commercial Bank of California as Lender's Loss Payee/Mortgagee.
Deductibles: $1,000.00.
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FLOOD INSURANCE. Flood Insurance for the Collateral securing this loan is described as follows:

Real Estate at NE 2nd Ave and NE 17th Street, Miami, FL 33132.

Should the Collateral at any time be deemed to be located in an area designated by the Administrator of the Federal Emergency Management Agency as a special flood hazard area. Grantor agrees to obtain and maintain Federal Flood Insurance, if available, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan. Flood insurance may be purchased under the National Flood Insurance Program or from private insurers.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

Commercial Bank of California

19752 MacArthur Blvd. Ste 100

Irvine, CA 92612

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, evidence of the required insurance as provided above, with an effective date of March 22, 2017, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

AGREEMENT TO PROVIDE INSURANCE

Loan No: 206061700	(Continued)	Page 2

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 22, 2017.

GRANTOR:

REBUILD MIAMI-EDGEWATER, LLC

USA CAPITAL MANAGEMENT, INC. AKA USA CAPITAL MANAGEMENT CO., INC., Manager of Rebuild Miami-Edgewater, LLC

By:	/s/ Richard Meruelo
Richard Meruelo, President of USA Capital Management, Inc. aka USA Capital Management Co., Inc.

FOR LENDER USE ONLY

INSURANCE VERIFICATION

DATE:	PHONE

_________________

AGENT'S NAME:
AGENCY:
ADDRESS:
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:

COMMENTS:

LaserPro. Ver. 17.1.0.023 Copr. D+H USA Corporation 1997, 2017. All Rights Reserved.   – CA M:\DH\CFI\LPL\125.FC TR - 1699 PR-15

WHEN RECORDED MAIL TO:

Commercial Bank of California

Irvine Regional Office

19752 MacArthur Boulevard, Suite 100

Irvine, CA 92612

SEND TAX NOTICES TO:

Rebuild Miami-Edgewater, LLC

5101 Collins Avenue

Miami, FL 33140

This Mortgage prepared by:

Name: Jay Anguiano, Loan Documentation Specialist
Company: Commercial Bank of California
Address: 19752 MacArthur Boulevard, Suite 100, Irvine, CA 92612

MORTGAGE

THIS MORTGAGE dated March 22, 2017, is made and executed between Rebuild Miami-Edgewater, LLC, a Florida limited liability company, whose address is 5101 Collins Avenue, Miami, FL 33140 (referred to below as "Grantor") and Commercial Bank of California, whose address is 19752 MacArthur Boulevard, Suite 100, Irvine, CA 92612 (referred to below as "Lender").

GRANT OF MORTGAGE. For valuable consideration, Grantor mortgages to Lender all of Grantor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances; all water, water rights, watercourses and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, (the "Real Property") located in Miami-Dade County, State of Florida:

TRACT "A", FLORENCE PLAT, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 168, PAGE 36, OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA

The Real Property or its address is commonly known as NE 2nd Ave and NE 17th Street, Miami, FL 33132. The Real Property tax identification number is 01-3136-091-0010.

Grantor presently assigns to Lender all of Grantor's right, title, and interest in and to all present and future leases of the Property and all Rents from the Property. In addition, Grantor grants to Lender a Uniform Commercial Code security interest in the Personal Property and Rents.

THIS MORTGAGE, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (A) PAYMENT OF THE INDEBTEDNESS AND (B) PERFORMANCE OF ANY AND ALL OBLIGATIONS UNDER THE NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,000,000.00, THE RELATED DOCUMENTS, AND THIS MORTGAGE. THIS MORTGAGE IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Mortgage, Grantor shall pay to Lender all amounts secured by this Mortgage as they become due and shall strictly perform all of Grantor's obligations under this Mortgage.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Grantor agrees that Grantor's possession and use of the Property shall be governed by the following provisions:

Possession and Use. Until the occurrence of an Event of Default, Grantor may (1) remain in possession and control of the Property; (2) use, operate or manage the Property; and (3) collect the Rents from the Property.

Duty to Maintain. Grantor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

MORTGAGE
Loan No: 206061700	(Continued)	Page 2

Compliance With Environmental Laws. Grantor represents and warrants to Lender that: (1) During the period of Grantor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from the Property; (2) Grantor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (a) any breach or violation of any Environmental Laws, (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Property by any prior owners or occupants of the Property, or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (3) Except as previously disclosed to and acknowledged by Lender in writing, (a) neither Grantor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from the Property; and (b) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation all Environmental Laws. Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Grantor's expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Mortgage. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Grantor or to any other person. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Property for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws; and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Mortgage or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Grantor's ownership or interest in the Property, whether or not the same was or should have been known to Grantor. The provisions of this section of the Mortgage, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Mortgage and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.

Nuisance, Waste. Grantor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Grantor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), coal, clay, scoria, soil, gravel or rock products without Lender's prior written consent.

Removal of Improvements. Grantor shall not demolish or remove any Improvements from the Real Property without Lender's prior written consent. As a condition to the removal of any Improvements, Lender may require Grantor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

Lender's Right to Enter. Lender and Lender's agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender's interests and to inspect the Real Property for purposes of Grantor's compliance with the terms and conditions of this Mortgage.

Subsequent Liens. Grantor shall not allow any subsequent liens or mortgages on all or any portion of the Property without the prior written consent of Lender.

Compliance with Governmental Requirements. Grantor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Grantor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Grantor has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Grantor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

Duty to Protect. Grantor agrees neither to abandon or leave unattended the Property. Grantor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT BY LENDER. Lender may, at Lender's option, declare immediately due and payable all sums secured by this Mortgage upon the sale or transfer, without Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest in the Real Property; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of an interest in the Real Property. If any Grantor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of such Grantor. However, this option shall not be exercised by Lender if such exercise is prohibited by federal law or by Florida law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are part of this Mortgage:

Payment. Grantor shall pay when due (and in all events prior to delinquency) all taxes, payroll taxes, special taxes, assessments, water charges and sewer service charges levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Grantor shall maintain the Property free of any liens having priority over or equal to the interest of Lender under this Mortgage, except for those liens specifically agreed to in writing by Lender, and except for the lien of taxes and assessments not due as further specified in the Right to Contest paragraph.

Right to Contest. Grantor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Grantor shall within fifteen (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Grantor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and reasonable attorneys' fees, or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Grantor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

Evidence of Payment. Grantor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

MORTGAGE
Loan No: 206061700	(Continued)	Page 3

Notice of Construction. Grantor shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services, or materials. Grantor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Grantor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Mortgage:

Maintenance of Insurance. Grantor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Grantor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with Lender being named as additional insureds in such liability insurance policies. Additionally, Grantor shall maintain such other insurance, including but not limited to hazard, business interruption and boiler insurance as Lender may require. Policies shall be written by such insurance companies and in such form as may be reasonably acceptable to Lender. Grantor shall deliver to Lender certificates of coverage from each insurer containing a stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender and not containing any disclaimer of the insurer's liability for failure to give such notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. Should the Real Property be located in an area designated by the Administrator of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance, if available, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

Application of Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Property. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. Whether or not Lender's security is impaired, Lender may, at Lender's election, receive and retain the proceeds of any insurance and apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If Lender elects to apply the proceeds to restoration and repair, Grantor shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration if Grantor is not in default under this Mortgage. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Mortgage, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Grantor as Grantor's interests may appear.

Grantor's Report on Insurance. Upon request of Lender, however not more than once a year, Grantor shall furnish to Lender a report on each existing policy of insurance showing: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured, the then current replacement value of such property, and the manner of determining that value; and (5) the expiration date of the policy. Grantor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Property or if Grantor fails to comply with any provision of this Mortgage or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Mortgage or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Property and paying all costs for insuring, maintaining and preserving the Property. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Mortgage also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Mortgage:

Title. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Mortgage, and (b) Grantor has the full right, power, and authority to execute and deliver this Mortgage to Lender.

Defense of Title. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor's title or the interest of Lender under this Mortgage, Grantor shall defend the action at Grantor's expense. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

Compliance With Laws. Grantor warrants that the Property and Grantor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

MORTGAGE
Loan No: 206061700	(Continued)	Page 4

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Mortgage shall survive the execution and delivery of this Mortgage, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

CONDEMNATION. The following provisions relating to condemnation proceedings are a part of this Mortgage:

Proceedings. If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments and documentation as may be requested by Lender from time to time to permit such participation.

Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the Indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Lender in connection with the condemnation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this Mortgage:

Current Taxes, Fees and Charges. Upon request by Lender, Grantor shall execute such documents in addition to this Mortgage and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Grantor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Mortgage, including without limitation all intangible personal property taxes, documentary stamp taxes, fees, and other charges for recording or registering this Mortgage.

Taxes. The following shall constitute taxes to which this section applies: (1) a specific tax, including without limitation an intangible personal property tax, upon this type of Mortgage or upon all or any part of the Indebtedness secured by this Mortgage; (2) a specific tax on Grantor which Grantor is authorized or required to deduct from payments on the Indebtedness secured by this type of Mortgage; (3) a tax on this type of Mortgage chargeable against the Lender or the holder of the Note; and (4) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Grantor.

Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Mortgage, this event shall have the same effect as an Event of Default, and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Grantor either (1) pays the tax before it becomes delinquent, or (2) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Mortgage as a security agreement are a part of this Mortgage:

Security Agreement. This instrument shall constitute a Security Agreement to the extent any of the Property constitutes fixtures, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

Security Interest. Upon request by Lender, Grantor shall take whatever action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. In addition to recording this Mortgage in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Mortgage as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall not remove, sever or detach the Personal Property from the Property. Upon default, Grantor shall assemble any Personal Property not affixed to the Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender to the extent permitted by applicable law.

Addresses. The mailing addresses of Grantor (debtor) and Lender (secured party) from which information concerning the security interest granted by this Mortgage may be obtained (each as required by the Uniform Commercial Code) are as stated on the first page of this Mortgage.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Mortgage:

Further Assurances. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (1) Grantor's obligations under the Note, this Mortgage, and the Related Documents, and (2) the liens and security interests created by this Mortgage as first and prior liens on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by law or Lender agrees to the contrary in writing, Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

Attorney-in-Fact. If Grantor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Grantor and at Grantor's expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

MORTGAGE
Loan No: 206061700	(Continued)	Page 5

FULL PERFORMANCE. If Grantor pays all the Indebtedness when due, and otherwise performs all the obligations imposed upon Grantor under this Mortgage, Lender shall execute and deliver to Grantor a suitable satisfaction of this Mortgage and suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Personal Property. Grantor will pay, if permitted by applicable law, any reasonable termination fee as determined by Lender from time to time.

EVENTS OF DEFAULT. Each of the following, at Lender's option, shall constitute an Event of Default under this Mortgage:

Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Default on Other Payments. Failure of Grantor within the time required by this Mortgage to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

Environmental Default. Failure of any party to comply with or perform when due any term, obligation, covenant or condition contained in any environmental agreement executed in connection with the Property.

Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Mortgage or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Mortgage or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Mortgage or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Death or Insolvency. The dissolution of Grantor's (regardless of whether election to continue is made), any member withdraws from the limited liability company, or any other termination of Grantor's existence as a going business or the death of any member, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any property securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Breach of Other Agreement. Any breach by Grantor under the terms of any other agreement between Grantor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Grantor to Lender, whether existing now or later.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Right to Cure. If any default, other than a default in payment, is curable and if Grantor has not been given a notice of a breach of the same provision of this Mortgage within the preceding twelve (12) months, it may be cured if Grantor, after Lender sends written notice to Grantor demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter, Lender, at Lender's option, may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

Accelerate Indebtedness. Lender shall have the right at its option without notice to Grantor to declare the entire Indebtedness immediately due and payable, including any prepayment fee that Grantor would be required to pay.

UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

Collect Rents. Lender personally, or by Lender's agents or attorneys, may enter into and upon all or any part of the Property, and may exclude Grantor, Grantor's agents and servants wholly from the Property. Lender may use, operate, manage and control the Property. Lender shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the Property and every part thereof, all of which shall for all purposes constitute property of Grantor. After deducting the expenses of conducting the business thereof, and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and prior or other property charges upon the Property or any part thereof, as well as just and reasonable compensation for the services of Lender. Lender shall apply such monies first to the payment of the principal of the Note, and the interest thereon, when and as the same shall become payable and second to the payment of any other sums required to be paid by Grantor under this Mortgage.

MORTGAGE
Loan No: 206061700	(Continued)	Page 6

Appoint Receiver. In the event of a suit being instituted to foreclose this Mortgage, Lender shall be entitled to apply at any time pending such foreclosure suit to the court having jurisdiction thereof for the appointment of a receiver of any or all of the Property, and of all rents, incomes, profits, issues and revenues thereof, from whatsoever source. The parties agree that the court shall forthwith appoint such receiver with the usual powers and duties of receivers in like cases. Such appointment shall be made by the court as a matter of strict right to Lender and without notice to Grantor, and without reference to the adequacy or inadequacy of the value of the Property, or to Grantor's solvency or any other party defendant to such suit. Grantor hereby specifically waives the right to object to the appointment of a receiver and agrees that such appointment shall be made as an admitted equity and as a matter of absolute right to Lender, and consents to the appointment of any officer or employee of Lender as receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Judicial Foreclosure. Lender may obtain a judicial decree foreclosing Grantor's interest in all or any part of the Property.

Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

Tenancy at Sufferance. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (1) pay a reasonable rental for the use of the Property, or (2) vacate the Property immediately upon the demand of Lender.

Other Remedies. Lender shall have all other rights and remedies provided in this Mortgage or the Note or available at law or in equity.

Sale of the Property. To the extent permitted by applicable law, Grantor hereby waives any and all right to have the Property marshalled. In exercising its rights and remedies, Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

Notice of Sale. Lender shall give Grantor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or disposition. Any sale of the Personal Property may be made in conjunction with any sale of the Real Property.

Election of Remedies. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Mortgage, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies. Nothing under this Mortgage or otherwise shall be construed so as to limit or restrict the rights and remedies available to Lender following an Event of Default, or in any way to limit or restrict the rights and ability of Lender to proceed directly against Grantor and/or against any other co-maker, guarantor, surety or endorser and/or to proceed against any other collateral directly or indirectly securing the Indebtedness.

Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Mortgage, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees and title insurance, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

NOTICES. Any notice required to be given under this Mortgage, including without limitation any notice of default and any notice of sale shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Mortgage. Any party may change its address for notices under this Mortgage by giving written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Mortgage:

Amendments. This Mortgage, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Mortgage. No alteration of or amendment to this Mortgage shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Annual Reports. If the Property is used for purposes other than Grantor's residence, Grantor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Grantor's previous fiscal year in such form and detail as Lender shall require. "Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

Caption Headings. Caption headings in this Mortgage are for convenience purposes only and are not to be used to interpret or define the provisions of this Mortgage.

MORTGAGE
Loan No: 206061700	(Continued)	Page 7

Governing Law. With respect to procedural matters related to the perfection and enforcement of Lender's rights against the Property, this Mortgage will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of Florida. In all other respects, this Mortgage will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. However, if there ever is a question about whether any provision of this Mortgage is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction that is evidenced by the Note and this Mortgage has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of California.

Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Orange County, State of California.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Mortgage unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Mortgage shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Mortgage. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Mortgage, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Severability. If a court of competent jurisdiction finds any provision of this Mortgage to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Mortgage. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Mortgage shall not affect the legality, validity or enforceability of any other provision of this Mortgage.

Merger. There shall be no merger of the interest or estate created by this Mortgage with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

Successors and Assigns. Subject to any limitations stated in this Mortgage on transfer of Grantor's interest, this Mortgage shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Mortgage and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Mortgage or liability under the Indebtedness.

Time is of the Essence. Time is of the essence in the performance of this Mortgage.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Mortgage. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Mortgage shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word "Borrower" means Rebuild Miami-Edgewater, LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Default. The word "Default" means the Default set forth in this Mortgage in the section titled "Default".

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Mortgage in the events of default section of this Mortgage.

Grantor. The word "Grantor" means Rebuild Miami-Edgewater, LLC.

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

MORTGAGE
Loan No: 206061700	(Continued)	Page 8

Improvements. The word "Improvements" means all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

Indebtedness. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Grantor's obligations or expenses incurred by Lender to enforce Grantor's obligations under this Mortgage, together with interest on such amounts as provided in this Mortgage.

Lender. The word "Lender" means Commercial Bank of California, its successors and assigns.

Mortgage. The word "Mortgage" means this Mortgage between Grantor and Lender.

Note. The word "Note" means the promissory note dated March 22, 2017, in the original principal amount of $13,000,000.00 from Grantor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement. The final maturity date of the Note is September 22, 2018. NOTICE TO GRANTOR: THE NOTE CONTAINS A VARIABLE INTEREST RATE.

Personal Property. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Grantor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

Property. The word "Property" means collectively the Real Property and the Personal Property.

Real Property. The words "Real Property" mean the real property, interests and rights, as further described in this Mortgage.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

Rents. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MORTGAGE, AND GRANTOR AGREES TO ITS TERMS.

GRANTOR:

REBUILD MIAMI-EDGEWATER, LLC

USA CAPITAL MANAGEMENT, INC. AKA USA CAPITAL MANAGEMENT CO., INC., Manager of Rebuild Miami-Edgewater, LLC

By:	/s/ Richard Meruelo
Richard Meruelo, President of USA Capital Management, Inc. aka USA Capital Management Co., Inc.

WITNESSES:

X	[Illegible]
[Illegible]

X	[Illegible]
[Illegible]

MORTGAGE
Loan No: 206061700	(Continued)	Page 9

LIMITED LIABILITY COMPANY ACKNOWLEDGMENT

STATE OF	Florida	)
) ss
COUNTY OF	Miami-Dade	)

The foregoing instrument was acknowledged before me this 24th day of March, 2017 by Richard Meruelo, President of USA Capital Management, Inc. aka USA Management Co., Inc., Manager of Rebuild Miami-Edgewater, LLC, member (or agent), on behalf of Rebuild Miami-Edgewater, LLC limited liability company. He or she is personally known to me or has produced _________________ as identification.

[ILLEGIBLE]
(Signature of Person Taking Acknowledgment)

(Name of Acknowledger Typed, Printed or Stamped)

(Title or Rank)

(Serial Number, if any)

LaserPro, Ver. 17.1.0.023 Copr. D+H USA Corporation 1997, 2017. All Rights Reserved. - FL/CA M:\DH\CFI\LPL\G03.FC TR-1699 PR-15

EXTENSION OPTION

Principal $13,000,000.00	Loan Date 03-22-2017	Maturity 09-22-2018	Loan No 206061700	Call / Coll	Account	Officer NDP	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Rebuild Miami-Edgewater, LLC	Lender:	Commercial Bank of California
	5101 Collins Avenue		Irvine Regional Office
	Miami, FL 33140		19752 MacArthur Boulevard, Suite 100
Irvine, CA 92612

This EXTENSION OPTION is attached to and by this reference is made a part of the Promissory Note, dated March 22, 2017, and executed in connection with a loan or other financial accommodations between COMMERCIAL BANK OF CALIFORNIA and Rebuild Miami-Edgewater, LLC.

EXTENSION OPTION.   Lender agrees to extend the maturity of the Promissory Note an additional six (6) month according to the following terms and conditions, and subject to Lender's receipt and approval of the following:

1)    Written request from Borrower to be received by Lender at least 30 days prior to the maturity date of Note;

2)    Payment to Lender of a one half percent point (0.50%) extension fee of the total commitment balance, plus all costs and expenses, which Borrower can authorize to be paid from the undisbursed loan proceeds, if available in the loan;

3)    At Borrower's expense and if required by Lender, satisfactory updated real property appraisal;

4)    No historical or existing event of default shall exist;

5)    No Material adverse change to the Borrower's or Guarantor's financial condition;

6)    Updated financial statements and/or tax returns for Borrower and/or Guarantor;

7)    Lender's first Trust Deed or mortgage position not to exceed 0.25% of the "as-is" unentitled land value; and

8)    Any other documents and or items that may be required by Lender.

THIS EXTENSION OPTION IS EXECUTED ON MARCH 22, 2017.

BORROWER:

REBUILD MIAMI-EDGEWATER, LLC

USA CAPITAL MANAGEMENT, INC. AKA USA CAPITAL MANAGEMENT CO., INC., Manager of Rebuild Miami-Edgewater, LLC

By:	/s/ Richard Meruelo
Richard Meruelo, President of USA Capital Management, Inc. aka USA Capital Management Co., Inc.

LaserPro. Ver. 17.1.0.023 Copr. D+H USA Corporation 1997, 2017. All Rights Reserved.   - CA M:\DH\CFI\LPL\D20.FC TR - 1699 PR-15

PROMISSORY NOTE

Principal $13,000,000.00	Loan Date 03-22-2017	Maturity 09-22-2018	Loan No 206061700	Call / Coll	Account	Officer NDP	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Rebuild Miami-Edgewater, LLC	Lender:	Commercial Bank of California
	5101 Collins Avenue		Irvine Regional Office
	Miami, FL 33140		19752 MacArthur Boulevard, Suite 100
Irvine, CA 92612

Principal Amount: $13,000,000.00	Date of Note: March 22, 2017

PROMISE TO PAY.   Rebuild Miami-Edgewater, LLC ("Borrower") promises to pay to Commercial Bank of California ("Lender"), or order, in lawful money of the United States of America, the principal amount of Thirteen Million & 00/100 Dollars ($13,000,000.00), together with interest on the unpaid principal balance from March 22, 2017, until paid in full.

PAYMENT.  Borrower will pay this loan in one principal payment of $13,000,000.00 plus interest on September 22, 2018. This payment due on September 22, 2018, will be for all principal and all accrued interest not yet paid. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning April 22, 2017, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; then to any escrow or reserve account payments as required under any mortgage, deed of trust, or other security instrument or security agreement securing this Note; and then to any unpaid collection costs. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE.  The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the rate from time to time as published in the "Money Rates" section of the Wall Street Journal (Western Edition) and referred to therein as the "Prime Rate" (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each Day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 4.000% per annum. Interest on the unpaid principal balance of this Note will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 3.000 percentage points over the Index, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 7.000%. NOTICE: Under no circumstances will the interest rate on this Note be less than 6.750% per annum or more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD.  Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note.

PREPAYMENT.  Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Commercial Bank of California, 19752 MacArthur Blvd. Ste. 100 Irvine, CA 92612.

LATE CHARGE.  If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $5.00, whichever is greater.

INTEREST AFTER DEFAULT.  Upon default, the interest rate on this Note shall, if permitted under applicable law, immediately increase by adding an additional 5.000 percentage point margin ("Default Rate Margin"). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default.

DEFAULT.   Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default.   Borrower fails to make any payment when due under this Note.

Other Defaults.   Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Environmental Default.   Failure of any party to comply with or perform when due any term, obligation, covenant or condition contained in any environmental agreement executed in connection with any loan.

False Statements.   Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency.   The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

PROMISSORY NOTE

Loan No: 206061700	(Continued)	Page 2

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of California.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Orange County, State of California.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security instrument listed herein: a Mortgage dated March 22, 2017, to Lender on real property located in Miami-Dade County, State of Florida.

EXTENSION OPTION. An exhibit, titled "EXTENSION OPTION," is attached to this Note and by this reference is made a part of this Note just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Note.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

REBUILD MIAMI-EDGEWATER, LLC

USA CAPITAL MANAGEMENT, INC. AKA USA CAPITAL MANAGEMENT CO., INC., Manager of Rebuild Miami-Edgewater, LLC

By:	/s/ Richard Meruelo
Richard Meruelo, President of USA Capital Management, Inc. aka USA Capital Management Co., Inc.

PROMISSORY NOTE

Loan No: 206061700	(Continued)	Page 3

Florida Documentary Stamp Tax

Florida documentary stamp tax in the amount required by law has been paid with respect to this Note on the Mortgage securing this Note.

LaserPro. Ver. 17.1.0.023 Copr. D+H USA Corporation 1997, 2017. All Rights Reserved.   - CA M:\DH\CFI\LPL\D20.FC TR - 1699 PR-15

BUSINESS LOAN AGREEMENT

Principal $13,000,000.00	Loan Date 03-22-2017	Maturity 09-22-2018	Loan No 206061700	Call / Coll	Account	Officer NDP	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Rebuild Miami-Edgewater, LLC	Lender:	Commercial Bank of California
	5101 Collins Avenue		Irvine Regional Office
	Miami, FL 33140		19752 MacArthur Boulevard, Suite 100
Irvine, CA 92612

THIS BUSINESS LOAN AGREEMENT dated March 22, 2017, is made and executed between Rebuild Miami-Edgewater, LLC ("Borrower") and Commercial Bank of California ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of March 22, 2017, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5) guaranties; (6) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. Borrower is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Florida. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 5101 Collins Avenue, Miami, FL 33140. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's articles of organization or membership agreements, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

BUSINESS LOAN AGREEMENT

Loan No: 206061700	(Continued)	Page 2

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower's ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

Financial Statements. Furnish Lender with the following:

Additional Requirements.

Borrower Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Borrower's Federal and other governmental tax returns, including K-1 schedules, prepared by a tax professional satisfactory to Lender.

Guarantor Annual Statements. As soon as available, but in no event later than January 30th of each year, Guarantors annual personal financial statements for the year ended, prepared by Guarantor.

Guarantor Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Guarantor's Federal and other governmental tax returns, prepared by Guarantor.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

Additional Requirements.

Global Debt Service Coverage Ratio. Borrower and Guarantor shall maintain, on a combined global cash flow basis from all sources, a ratio of Net Cash Flow Available for Debt Service to Total Debt Service Requirement on an annual basis that is equal to or exceeds 1.35:1.00 measured at each calendar year-end, based on that year's respective submission of financial statements and tax returns. Global Debt Service Cash Ratio is defined as having Global Cash Flow Available for Debt Service as the numerator and aggregate business and personal debt service (revolving, term, real estate, etc.) for all existing debt obligations as well as Lender debt as the denominator.

BUSINESS LOAN AGREEMENT

Loan No: 206061700	(Continued)	Page 3

Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender's forms, and in the amounts and under the conditions set forth in those guaranties.

Names of Guarantors	Amounts

Meruelo Living Trust dated November 11, 1988	Unlimited
Belinda Meruelo	Unlimited
Stephen Merluelo	Unlimited
Anthony Meruelo	Unlimited

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower's books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

Compliance Certificates. Unless waived in writing by Lender, provide Lender at least annually, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

BUSINESS LOAN AGREEMENT

Loan No: 206061700	(Continued)	Page 4

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) make any distribution with respect to any capital account, whether by reduction of capital or otherwise.

Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements. Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Loan.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Environmental Default. Failure of any party to comply with or perform when due any term, obligation, covenant or condition contained in any environmental agreement executed in connection with any Loan.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

Right to Cure. If any default, other than a default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured if Borrower or Grantor, as the case may be, after Lender sends written notice to Borrower or Grantor, as the case may be, demanding cure of such default: (1) cure the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

BUSINESS LOAN AGREEMENT

Loan No: 206061700	(Continued)	Page 5

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of California.

Choice of Venue. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Orange County, State of California.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interesttherein, without the prior written consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

BUSINESS LOAN AGREEMENT

Loan No: 206061700	(Continued)	Page 6

Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower. The word "Borrower" means Rebuild Miami-Edgewater, LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word "GAAP" means generally accepted accounting principles.

Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word "Lender" means Commercial Bank of California, its successors and assigns.

Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note. The word "Note" means the Note dated March 22, 2017 and executed by Rebuild Miami-Edgewater, LLC in the principal amount of $13,000,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BUSINESS LOAN AGREEMENT

Loan No: 206061700	(Continued)	Page 7

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED MARCH 22, 2017.

BORROWER:

REBUILD MIAMI-EDGEWATER, LLC

USA CAPITAL MANAGEMENT, INC. AKA USA CAPITAL MANAGEMENT CO., INC., Manager of Rebuild Miami-Edgewater, LLC

By:	/s/ Richard Meruelo
Richard Meruelo, President of USA Capital Management, Inc. aka USA Capital Management Co., Inc.

LENDER:

COMMERCIAL BANK OF CALIFORNIA

By:
Authorized Officer

 LaserPro, Ver. 17.1.0.023 Copr. D+H USA Corporation 1997, 2017. All Rights Reserved. - CA M:\DH\CFI\LPL\C40.FC TR-1699 PR-15

RESOLUTION OF CORPORATE LLC MEMBER

Principal $13,000,000.00	Loan Date 03-22-2017	Maturity 09-22-2018	Loan No 206061700	Call / Coll	Account:	Officer NDP	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Rebuild Miami-Edgewater, LLC	Lender:	Commercial Bank of California
	5101 Collins Avenue		Irvine Regional Office
	Miami, FL 33140		19752 MacArthur Boulevard, Suite 100
Irvine, CA 92612

Corporation:	USA Capital Management, Inc. aka USA Capital
Management Co., Inc.
5101 Collins Avenue
Miami. FL 33140

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

ORGANIZATION. The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the Territory of Puerto Rico. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 5101 Collins Avenue, Miami, FL 33140. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records including its records concerning the Collateral. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RELATIONSHIP TO BORROWER AND GRANTOR. The Corporation is a Member in Rebuild Miami-Edgewater, LLC. Rebuild Miami-Edgewater, LLC has applied or will be applying to Commercial Bank of California ("Lender") for a loan or loans and other financial accommodations from Lender and has agreed to grant collateral for a loan or loans and other financial accommodations from Lender to Rebuild Miami-Edgewater, LLC, including those which may be described on any exhibit or schedule attached to this Resolution. The Corporation has considered the value of Rebuild Miami-Edgewater, LLC obtaining the financial accommodations described above and granting the collateral.

AUTHORIZATION TO BE A MEMBER. The Corporation is authorized to be and become a Member in the Limited Liability Company named Rebuild Miami-Edgewater, LLC, whose office is at 5101 Collins Avenue, Miami, FL 33140.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on _________________________, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person is an officer of USA Capital Management, Inc. aka USA Capital Management Co., Inc.:

NAMES	TITLES	AUTHORIZED		ACTUAL SIGNATURES

Richard Meruelo	President	Y	X	/s/ Richard Meruelo

ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Execute Documents. As Member of Rebuild Miami-Edgewater, LLC, to execute and deliver to Lender the form of Limited Liability Company Resolution and other loan documents submitted by Lender, confirming the nature and existence of Rebuild Miami-Edgewater, LLC, including the Corporation's participation in Rebuild Miami-Edgewater, LLC as a Member, and evidencing the terms of the loan from Lender to Rebuild Miami-Edgewater, LLC.

Authorize Officers. To authorize other officers or employees of the Corporation, from time to time, to act in his or her stead or as his or her successors on behalf of the Corporation as Member in Rebuild Miami-Edgewater, LLC.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

PARTICIPATION AUTHORIZED. The Corporation's participation in Rebuild Miami-Edgewater, LLC as a Member and the execution, delivery, and performance of the documents described herein have been duly authorized by all necessary action by the Corporation and do not conflict with, result in a violation of, or constitute a default under (A) any provision of its articles of incorporation, bylaws, or any agreement or other instrument binding upon the Corporation or (B) any law, governmental regulation, court decree, or order applicable to the Corporation.

RESOLUTION OF CORPORATE LLC MEMBER

Loan No: 206061700	(Continued)	Page 2

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Resolution of Corporate LLC Member is dated March 22, 2017.

CERTIFIED TO AND ATTESTED BY:

X	/s/ Richard Meruelo
Richard Meruelo, Secretary

 LaserPro, Ver. 17.1.0.023 Copr. D+H USA Corporation 1997, 2017. All Rights Reserved. - CA M:\DH\CFI\LPL\C17.FC TR-1699 PR-15

COMMERCIAL GUARANTY

Borrower:	Rebuild Miami-Edgewater, LLC	Lender:	Commercial Bank of California
	5101 Collins Avenue		Irvine Regional Office
	Miami, FL 33140		19752 MacArthur Boulevard, Suite 100
Irvine, CA 92612
Guarantor:	Anthony Meruelo
5101 Collins Avenue
Miami, FL 33140

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower's obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender's remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower's obligations under the Note and Related Documents. Under this Guaranty, Guarantor's liability is unlimited and Guarantor's obligations are continuing.

INDEBTEDNESS. The word "Indebtedness" as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys' fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. "Indebtedness" includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, and any present or future judgments against Borrower, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender's rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor's liability will be Guarantor's aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A "CONTINUING GUARANTY" UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR'S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. For this purpose and without limitation, the term "new Indebtedness" does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated determined or due. For this purpose and without limitation, “new indebtedness” does not include all or part of the Indebtedness that is: incurred by Borrower prior to revocation; incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the Indebtedness. This Guaranty shall bind Guarantor's estate as to the Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. Guarantor's obligations under this Guaranty shall be in addition to any of Guarantor's obligations, or any of them, under any other guaranties of the Indebtedness or any other person heretofore or hereafter given to Lender unless such other guaranties are modified or revoked in writing; and this Guarantor shall not, unless provided in this Guaranty, affect, invalidate, or supersede any such other guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

OBLIGATIONS OF MARRIED PERSONS. Any married person who signs this Guaranty hereby expressly agrees that recourse under this Guaranty may be had against both his or her separate property and community property.

COMMERCIAL GUARANTY

Loan No: 206061700	(Continued)	Page 2

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTORS REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower's request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following:

Additional Requirements.

Annual Statements. As soon as available, but in no event later than January 30th of each year, Guarantor's annual personal financial statements for the year ended, prepared by Guarantor.

Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Guarantor's Federal and other governmental tax returns, prepared by Guarantor.

All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (A) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (B) proceed against any person, including Borrower, before proceeding against Guarantor; (C) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Guarantor; (D) apply any payments or proceeds received against the Indebtedness in any order; (E) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (F) disclose any information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (G) pursue any remedy or course of action in Lender's power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (H) any disability or other defense of Borrower, any other guarantor or surety or any other person; (I) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (J) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (K) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (L) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (M) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on the Indebtedness incurred prior to such revocation.

Guarantor waives all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that the election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because Borrower's obligation is secured by real property. This means among other things: (N) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower. (O) If Lender forecloses on any real property collateral pledged by Borrower: (1) the amount of Borrower's obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (2) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Guarantor understands and agrees that the foregoing waivers are unconditional and irrevocable waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Guarantor further understands and agrees that this Guaranty is a separate and independent contract between Guarantor and Lender, given for full and ample consideration, and is enforceable on its own terms. Until all of the Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Guarantor may have against the Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

COMMERCIAL GUARANTY

Loan No: 206061700	(Continued)	Page 3

Guarantor's Understanding With Respect To Waivers. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

Subordination of Borrower's Debts to Guarantor. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

Miscellaneous Provisions. The following miscellaneous provisions are a part of this Guaranty:

AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

CAPTION HEADINGS. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

GOVERNING LAW. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions.

CHOICE OF VENUE. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Orange County, State of California.

INTEGRATION. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

NOTICES. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Definitions. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

COMMERCIAL GUARANTY

Loan No: 206061700	(Continued)	Page 4

BORROWER. The word "Borrower" means Rebuild Miami-Edgewater. LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

GAAP. The word "GAAP" means generally accepted accounting principles.

GUARANTOR. The word "Guarantor" means everyone signing this Guaranty, including without limitation Anthony Meruelo, and in each case, any signer's successors and assigns.

GUARANTY. The word "Guaranty" means this guaranty from Guarantor to Lender.

INDEBTEDNESS. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

LENDER. The word "Lender" means Commercial Bank of California, its successors and assigns.

NOTE. The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MARCH 22, 2017.

GUARANTOR:

X	/s/ Anthony Meruelo
Anthony Meruelo

LazarPro. Ver. 17.1.0.023 Copr. D+H  USA Corporation 1997. 2017. All Rights Resserved.    - CA M:\DH\CFI\LPL\E20.FC  TR-1699  PR - 15

WHEN RECORDED MAIL TO:

Commercial Bank of California

Irvine Regional Office

19752 MacArthur Boulevard, Suite 100

Irvine, CA 92612

SEND TAX NOTICES TO:

Rebuild Miami-Edgewater, LLC

5101 Collins Avenue

Miami, FL 33140

This Hazardous Substances Agreement prepared by:

Name: Jay Anguiano, Loan Documentation Specialist
Company: Commercial Bank of California
Address: 19752 MacArthur Boulevard. Suite 100, Irvine, CA 92612

HAZARDOUS SUBSTANCES CERTIFICATE AND INDEMNITY AGREEMENT

THIS HAZARDOUS SUBSTANCES AGREEMENT dated March 22, 2017, is made and executed among Rebuild Miami-Edgewater, LLC, whose address is 5101 Collins Avenue, Miami, FL 33140 (sometimes referred to below as "Borrower" and sometimes as "Indemnitor"); Belinda Meruelo, whose address is 5101 Collins Avenue, Miami, FL 33140, Stephen Merluelo, whose address is 5101 Collins Avenue, Miami, FL 33140, Anthony Meruelo, whose address is 5101 Collins Avenue, Miami, FL 33140 and Meruelo Living Trust dated November 11, 1988, whose address is 5101 Collins Avenue, Miami, FL 33140 (sometimes referred to below as "Guarantor" and sometimes as "Indemnitor"); and Commercial Bank of California, Irvine Regional Office, 19752 MacArthur Boulevard, Suite 100, Irvine, CA 92612 (referred to below as "Lender"). For good and valuable consideration and to induce Lender to make a loan to Borrower, each party executing this Agreement hereby represents and agrees with Lender as follows:

PROPERTY DESCRIPTION. The word "Property" as used in this Agreement means the following Real Property located in Miami-Dade County, State of Florida:

TRACT "A", FLORENCE PLAT, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 168, PAGE 36, OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA

The Real Property or its address is commonly known as NE 2nd Ave and NE 17th Street, Miami, FL 33132. The Real Property tax identification number is 01-3136-091-0010.

REPRESENTATIONS. The following representations are made to Lender, subject to disclosures made and accepted by Lender in writing:

Use of Property. After due inquiry and investigation, Indemnitor has no knowledge, or reason to believe, that there has been any use, generation, manufacture, storage, treatment, refinement, transportation, disposal, release, or threatened release of any Hazardous Substances by any person on, under, or about the Property.

Hazardous Substances. After due inquiry and investigation, Indemnitor has no knowledge, or reason to believe, that the Property, whenever and whether owned by previous Occupants, has ever contained asbestos, PCBs, lead paints or other Hazardous Substances, whether used in construction or stored on the Property.

No Notices. Indemnitor has received no summons, citation, directive, letter or other communication, written or oral, from any agency or department of any county or state or the U.S. Government concerning any intentional or unintentional action or omission on, under, or about the Property which has resulted in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of Hazardous Substances into any waters, ambient air or onto any lands or where damage may have resulted to the lands, waters, fish, shellfish, wildlife, biota, air or other natural resources.

AFFIRMATIVE COVENANTS. Indemnitor covenants with Lender as follows:

Use of Property. Indemnitor will not use and does not intend to use the Property to generate, manufacture, refine, transport, treat, store, handle or dispose of any Hazardous Substances, PCBs, lead paint or asbestos.

Compliance with Environmental Laws. Indemnitor shall cause the Property and the operations conducted on it to comply with any and all Environmental Laws and orders of any governmental authorities having jurisdiction under any Environmental Laws and shall obtain, keep in effect and comply with all governmental permits and authorizations required by Environmental Laws with respect to such Property or operations. Indemnitor shall furnish Lender with copies of all such permits and authorizations and any amendments or renewals of them and shall notify Lender of any expiration or revocation of such permits or authorizations.

HAZARDOUS SUBSTANCES AGREEMENT

Loan No: 206061700	(Continued)	Page 2

Preventive, Investigatory and Remedial Action. Indemnitor shall exercise extreme care in handling Hazardous Substances if Indemnitor uses or encounters any. Indemnitor, at Indemnitor's expense, shall undertake any and all preventive, investigatory or remedial action (including emergency response, removal, containment and other remedial action) (a) required by any applicable Environmental Laws or orders by any governmental authority having jurisdiction under Environmental Laws, or (b) necessary to prevent or minimize property damage (including damage to Occupant's own property), personal injury or damage to the environment, or the threat of any such damage or injury, by releases of or exposure to Hazardous Substances in connection with the Property or operations of any Occupant on the Property. In the event Indemnitor fails to perform any of Indemnitor's obligations under this section of the Agreement, Lender may (but shall not be required to) perform such obligations at Indemnitor's expense. All such costs and expenses incurred by Lender under this section and otherwise under this Agreement shall be reimbursed by Indemnitor to Lender upon demand with interest at the Note default rate, or in the absence of a default rate, at the Note interest rate. Lender and Indemnitor intend that Lender shall have full recourse to Indemnitor for any sum at any time due to Lender under this Agreement. In performing any such obligations of Indemnitor, Lender shall at all times be deemed to be the agent of Indemnitor and shall not by reason of such performance be deemed to be assuming any responsibility of Indemnitor under any Environmental Law or to any third party. Indemnitor hereby irrevocably appoints Lender as Indemnitor's attorney-in-fact with full power to perform such of Indemnitor's obligations under this section of the Agreement as Lender deems necessary and appropriate.

Notices. Indemnitor shall immediately notify Lender upon becoming aware of any of the following:

(1)    Any spill, release or disposal of a Hazardous Substance on any of the Property, or in connection with any of its operations if such spill, release or disposal must be reported to any governmental authority under applicable Environmental Laws.

(2)    Any contamination, or imminent threat of contamination, of the Property by Hazardous Substances, or any violation of Environmental Laws in connection with the Property or the operations conducted on the Property.

(3)    Any order, notice of violation, fine or penalty or other similar action by any governmental authority relating to Hazardous Substances or Environmental Laws and the Property or the operations conducted on the Property.

(4)    Any judicial or administrative investigation or proceeding relating to Hazardous Substances or Environmental Laws and to the Property or the operations conducted on the Property.

(5)    Any matters relating to Hazardous Substances or Environmental Laws that would give a reasonably prudent Lender cause to be concerned that the value of Lender's security interest in the Property may be reduced or threatened or that may impair, or threaten to impair, Indemnitor's ability to perform any of its obligations under this Agreement when such performance is due.

Access to Records. Indemnitor shall deliver to Lender, at Lender's request, copies of any and all documents in Indemnitor's possession or to which it has access relating to Hazardous Substances or Environmental Laws and the Property and the operations conducted on the Property, including without limitation results of laboratory analyses, site assessments or studies, environmental audit reports and other consultants' studies and reports.

Inspections. Lender reserves the right to inspect and investigate the Property and operations on it at any time and from time to time, and Indemnitor shall cooperate fully with Lender in such inspection and investigations. If Lender at any time has reason to believe that Indemnitor or any Occupants of the Property are not complying with all applicable Environmental Laws or with the requirements of this Agreement or that a material spill, release or disposal of Hazardous Substances has occurred on or under the Property, Lender may require Indemnitor to furnish Lender at Indemnitor's expense an environmental audit or a site assessment with respect to the matters of concern to Lender. Such audit or assessment shall be performed by a qualified consultant approved by Lender. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to any Indemnitor or to any other person.

INDEMNITOR'S WAIVER AND INDEMNIFICATION. Indemnitor hereby agrees to and shall indemnify, defend, and hold harmless Lender and Lender's officers, directors, employees and agents, and Lender's successors and assigns and their officers, directors, employees and agents from and against any and all claims, demands, losses, liabilities, costs, fines, penalties and expenses (including without limitation attorneys' fees at trial and on any appeal or petition for review, consultants' fees, remedial action costs, natural resource damages and diminution in value) incurred by such person (a) arising out of or relating to any investigatory or remedial action involving the Property, the operations conducted on the Property, or any other operations of Indemnitor or any Occupant and required by Environmental Laws or by orders of any govemmental authority having jurisdiction under any Environmental Laws, including without limitation any natural resource damages, or (b) arising out of or related to any noncompliance with or violation of Environmental Laws or any applicable permits or approvals, or (c) on account of injury to Lender or any person whatsoever or damage to any property arising out of, in connection with, or in any way relating to (i) the breach of any covenant, representation or warranty contained in this Agreement, (ii) the violation of any Environmental Laws, permits, authorizations or approvals, (iii) the use, treatment, storage, generation, manufacture, transport, release, spill, disposal or other handling of Hazardous Substances on the Property, or (iv) the contamination of any of the Property by, or the presence, release or threatened release of, Hazardous Substances by any means whatsoever (explicitly including without limitation any presently existing contamination of the Property, whether or not previously disclosed to Lender), or (d) pursuant to this Agreement. Indemnitor's obligations under this section shall survive the termination of this Agreement and as set forth below in the Survival section. In addition to this indemnity, Indemnitor hereby releases and waives all present and future claims against Lender for indemnity or contribution in the event Indemnitor becomes liable for cleanup or other costs under any Environmental Laws.

HAZARDOUS SUBSTANCES AGREEMENT

Loan No: 206061700	(Continued)	Page 3

PAYMENT: FULL RECOURSE TO INDEMNITOR. Indemnitor intends that Lender shall have full recourse to Indemnitor for Indemnitor's obligations under this Agreement as they become due to Lender. Such liabilities, losses, claims, damages and expenses shall be reimbursable to Lender as Lender's obligations to make payments with respect thereto are incurred, without any requirement of waiting for the ultimate outcome of any litigation, claim or other proceeding, and Indemnitor shall pay such liability, losses, claims, damages and expenses to Lender as so incurred within thirty (30) days after written notice from Lender. Lender’s notice shall contain a brief itemization of the amounts incurred to the date of such notice. In addition to any remedy available for failure to pay periodically such amounts, such amounts shall thereafter bear interest at the Note default rate, or in the absence of a default rate, at the Note interest rate.

SURVIVAL. The covenants contained in this Agreement shall survive (A) the repayment of the Indebtedness, (B) any foreclosure, whether judicial or nonjudicial, of the Property, and (C) any delivery of a deed in lieu of foreclosure to Lender or any successor of Lender. The covenants contained in this Agreement shall be for the benefit of Lender and any successor to Lender, as holder of any security interest in the Property or the indebtedness secured thereby, or as owner of the Property following foreclosure or the delivery of a deed in lieu of foreclosure.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Agreement, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees and title insurance, to the extent permitted by applicable law. Indemnitor also will pay any court costs, in addition to all other sums provided by law.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. With respect to procedural matters related to the perfection and enforcement of Lender's rights against the Property, this Agreement will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of Florida. In all other respects, this Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. However, if there ever is a question about whether any provision of this Agreement is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction that is evidenced by the Note and this Agreement has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of California.

Choice of Venue. If there is a lawsuit, Indemnitor agrees upon Lender's request to submit to the jurisdiction of the courts of Orange County, State of California.

Joint and Several Liability. All obligations of Indemnitor under this Agreement shall be joint and several, and all references to Indemnitor shall mean each and every Indemnitor. This means that each Indemnitor signing below is responsible for all obligations in this Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Indemnitor, shall constitute a waiver of any of Lender's rights or of any of Indemnitor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender. Indemnitor hereby waives notice of acceptance of this Agreement by Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Indemnitor agrees to keep Lender informed at all times of Indemnitor's current address. Unless otherwise provided or required by law, if there is more than one Indemnitor, any notice given by Lender to any Indemnitor is deemed to be notice given to all Indemnitors.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

HAZARDOUS SUBSTANCES AGREEMENT

Loan No: 206061700	(Continued)	Page 4

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of indemnitor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Indemnitor, Lender, without notice to Indemnitor, may deal with Indemnitor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Indemnitor from the obligations of this Agreement or liability under the Indebtedness.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agreement. The word "Agreement" means this Hazardous Substances Agreement, as this Hazardous Substances Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Hazardous Substances Agreement from time to time.

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Indemnitor's obligations or expenses incurred by Lender to enforce Indemnitor's obligations under this Agreement, together with interest on such amounts as provided in this Agreement.

Lender. The word "Lender" means Commercial Bank of California, its successors and assigns.

Note. The word "Note" means the Note dated March 22, 2017 and executed by Rebuild Miami-Edgewater, LLC in the principal amount of $13,000,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Occupant. The word "Occupant" means individually and collectively all persons or entities occupying or utilizing the Property, whether as owner, tenant, operator or other occupant.

Property. The word "Property" means all of Indemnitor's right, title and interest in and to all the Property as described in the "Property Description" section of this Agreement.

Real Property. The words "Real Property" mean the real property, interests and rights, as further described in this Agreement.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT, AND EACH AGREES TO ITS TERMS. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS AGREEMENT EFFECTIVE. THIS AGREEMENT IS DATED MARCH 22, 2017.

HAZARDOUS SUBSTANCES AGREEMENT

Loan No: 206061700	(Continued)	Page 5

BORROWER:

REBUILD MIAMI-EDGEWATER, LLC

USA CAPITAL MANAGEMENT, INC. AKA USA CAPITAL MANAGEMENT CO., INC., Manager of Rebuild Miami-Edgewater, LLC

By:	/s/ Richard Meruelo
Richard Meruelo, President of USA Capital Management, Inc. aka USA Capital
Management Co., Inc.

WITNESSES:

X	[Illegible]

X	[Illegible]

GUARANTOR:

X	/s/ Belinda Meruelo
Belinda Meruelo, Individually

X	/s/ Stephen Merluelo
Stephen Merluelo, Individually

X	/s/ Anthony Meruelo
Anthony Meruelo, Individually

MERUELO LIVING TRUST DATED NOVEMBER 11, 1988

By:	/s/ Belinda Meruelo
Belinda Meruelo, Trustee of Meruelo Living Trust dated November 11, 1988

WITNESSES:

X	[Illegible]

X	[Illegible]

LENDER:

COMMERCIAL BANK OF CALIFORNIA

X
Authorized Officer

HAZARDOUS SUBSTANCES AGREEMENT

Loan No: 206061700	(Continued)	Page 6

 LIMITED LIABILITY COMPANY ACKNOWLEDGMENT

STATE OF	Florida	)
) ss
COUNTY OF	Miami Dade	)

The foregoing instrument was acknowledged before me this 24th day of March, 2017 by Richard Meruelo, President of USA Capital Management, Inc. aka USA Management Co., Inc., Manager of Rebuild Miami-Edgewater, LLC, member (or agent), on behalf of Rebuild Miami-Edgewater, LLC, a limited liability company. He or she is personally known to me or has produced _________________ as identification.

[Illegible]
(Signature of Person Taking Acknowledgment)

(Name of Acknowledger Typed, Printed or Stamped)

(Title or Rank)

(Serial Number, if any)

INDIVIDUAL ACKNOWLEDGMENT

STATE OF	Florida	)
) ss
COUNTY OF	Miami-Dade	)

The foregoing instrument was acknowledged before me this 24 day of March, 2017 by Belinda Meruelo, who is personally known to me or has produced _________________ as identification.

[Illegible]
(Signature of Person Taking Acknowledgment)

(Name of Acknowledger Typed, Printed or Stamped)

(Title or Rank)

(Serial Number, if any)

HAZARDOUS SUBSTANCES AGREEMENT

Loan No: 206061700	(Continued)	Page 7

INDIVIDUAL ACKNOWLEDGMENT

STATE OF	Florida	)
) ss
COUNTY OF	Miami-Dade	)

The foregoing instrument was acknowledged before me this 24th day of March, 2017 by Stephen Merluelo, who is personally known to me or has produced _________________ as identification.

(Signature of Person Taking Acknowledgment)

/s/ Stephen Merluelo
(Name of Acknowledger Typed, Printed or Stamped)

(Title or Rank)

(Serial Number, if any)

INDIVIDUAL ACKNOWLEDGMENT

STATE OF	Florida	)
) ss
COUNTY OF	Miami-Dade	)

The foregoing instrument was acknowledged before me this 24th day of March, 2017 by Anthony Meruelo, who is personally known to me or has produced _________________ as identification.

(Signature of Person Taking Acknowledgment)

/s/ Anthony Meruelo
(Name of Acknowledger Typed, Printed or Stamped)

(Title or Rank)

(Serial Number, if any)

HAZARDOUS SUBSTANCES AGREEMENT

Loan No: 206061700	(Continued)	Page 8

TRUST ACKNOWLEDGMENT

STATE OF	Florida	)
) ss
COUNTY OF	Miami-Dade	)

The foregoing instrument was acknowledged before me this 24 day of March, 2017 by Belinda Meruelo, Trustee of Meruelo Living Trust dated November 11, 1988, a Florida trust, on behalf of the trust. He or she is personally known to me or has produced _________________ as identification.

[Illegible]
(Signature of Person Taking Acknowledgment)

(Name of Acknowledger Typed, Printed or Stamped)

(Title or Rank)

(Serial Number, if any)

LENDER ACKNOWLEDGMENT

STATE OF	)
) ss
COUNTY OF	)

The instrument was acknowledged before me this ___________ day of ___________, 20___________ by ___________ as___________ of Commercial Bank of California. He or she is personally known to me or has produced _________________ as identification.

(Signature of Person Taking Acknowledgment)

(Name of Acknowledger Typed, Printed or Stamped)

(Title or Rank)

(Serial Number, if any)

 LaserPro, Ver. 17.1.0.023 Copr. D+H USA Corporation 1997, 2017. All Rights Reserved. - FL/CA M:\DH\CFI\LPL\G210.FC TR-1699 PR-15

COMMERCIAL GUARANTY

Borrower:	Rebuild Miami-Edgewater, LLC	Lender:	Commercial Bank of California
	5101 Collins Avenue		Irvine Regional Office
	Miami, FL 33140		19752 MacArthur Boulevard, Suite 100
Irvine, CA 92612
Guarantor:	Stephen Merluelo
5101 Collins Avenue
Miami, FL 33140

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower's obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender's remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower's obligations under the Note and Related Documents. Under this Guaranty, Guarantor's liability is unlimited and Guarantor's obligations are continuing.

INDEBTEDNESS. The word "Indebtedness" as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys' fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. "Indebtedness" includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, and any present or future judgments against Borrower, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent: liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender's rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor's liability will be Guarantor's aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A "CONTINUING GUARANTY" UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR'S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. For this purpose and without limitation, "new Indebtedness" does not include all or part of the Indebtedness that is: incurred by Borrower prior to revocation; incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the Indebtedness. This Guaranty shall bind Guarantor's estate as to the Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. Guarantor's obligations under this Guaranty shall be in addition to any of Guarantor's obligations, or any of them, under any other guaranties of the Indebtedness or any other person heretofore or hereafter given to Lender unless such other guaranties are modified or revoked in writing; and this Guarantor shall not, unless provided in this Guaranty, affect, invalidate, or supersede any such other guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

OBLIGATIONS OF MARRIED PERSONS. Any married person who signs this Guaranty hereby expressly agrees that recourse under this Guaranty may be had against both his or her separate property and community property.

COMMERCIAL GUARANTY

Loan No: 206061700	(Continued)	Page 2

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower's request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following:

Additional Requirements.

Annual Statements. As soon as available, but in no event later than January 30th of each year, Guarantor's annual personal financial statements for the year ended, prepared by Guarantor.

Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Guarantor's Federal and other governmental tax returns, prepared by Guarantor.

All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (A) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (B) proceed against any person, including Borrower, before proceeding against Guarantor; (C) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Guarantor; (D) apply any payments or proceeds received against the Indebtedness in any order; (E) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (F) disclose any information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (G) pursue any remedy or course of action in Lender's power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (H) any disability or other defense of Borrower, any other guarantor or surety or any other person; (I) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (J) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (K) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (L) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (M) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on the Indebtedness incurred prior to such revocation.

Guarantor waives all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that the election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because Borrower's obligation is secured by real property. This means among other things: (N) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower. (O) If Lender forecloses on any real property collateral pledged by Borrower: (1) the amount of Borrower's obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (2) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Guarantor understands and agrees that the foregoing waivers are unconditional and irrevocable waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Guarantor further understands and agrees that this Guaranty is a separate and independent contract between Guarantor and Lender, given for full and ample consideration, and is enforceable on its own terms. Until all of the Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Guarantor may have against the Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

COMMERCIAL GUARANTY

Loan No: 206061700	(Continued)	Page 3

Guarantor's Understanding With Respect To Waivers. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

Subordination of Borrower's Debts to Guarantor. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

Miscellaneous Provisions. The following miscellaneous provisions are a part of this Guaranty:

AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

CAPTION HEADINGS. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

GOVERNING LAW. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions.

CHOICE OF VENUE. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Orange County, State of California.

INTEGRATION. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

NOTICES. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY," Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Definitions. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

COMMERCIAL GUARANTY

Loan No: 206061700	(Continued)	Page 4

BORROWER. The word “Borrower” means Rebuild Miami-Edgewater, LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

GAAP. The word "GAAP" means generally accepted accounting principles.

GUARANTOR. The word "Guarantor" means everyone signing this Guaranty, including without limitation Stephen Merluelo, and in each case, any signer's successors and assigns.

GUARANTY. The word "Guaranty" means this guaranty from Guarantor to Lender.

INDEBTEDNESS. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

LENDER. The word "Lender" means Commercial Bank of California, its successors and assigns.

NOTE. The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTORS EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MARCH 22, 2017.

GUARANTOR:

X	/s/ Stephen Merluelo
Stephen Merluelo

LaserPro. Ver. 17.1.0.023 Copr. D+H USA Corporation 1997, 2017. All Rights Reserved. - CA M:\DH\CFI\LPL\E20.FC TR-1699 PR-15

 COMMERCIAL GUARANTY

Borrower:	Rebuild Miami-Edgewater, LLC	Lender:	Commercial Bank of California
	5101 Collins Avenue		Irvine Regional Office
	Miami, FL 33140		19752 MacArthur Boulevard, Suite 100
Irvine, CA 92612
Guarantor:	Meruelo Living Trust dated November 11, 1988
5101 Collins Avenue
Miami, FL 33140

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents. Under this Guaranty, Guarantor’s liability is unlimited and Guarantor’s obligations are continuing.

INDEBTEDNESS. The word “Indebtedness” as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys’ fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. “Indebtedness” includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, and any present or future judgments against Borrower, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A “CONTINUING GUARANTY” UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR’S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor’s written notice of revocation must be mailed to Lender, by certified mail, at Lender’s address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor’s written revocation. For this purpose and without limitation, the term “new Indebtedness” does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. For this purpose and without limitation, “new Indebtedness” does not include all or part of the Indebtedness that is: incurred by Borrower prior to revocation; incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the Indebtedness. This Guaranty shall bind Guarantor’s estate as to the Indebtedness created both before and after Guarantor’s death or incapacity, regardless of Lender’s actual notice of Guarantor’s death. Subject to the foregoing, Guarantor’s executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. Guarantor’s obligations under this Guaranty shall be in addition to any of Guarantor’s obligations, or any of them, under any other guaranties of the Indebtedness or any other person heretofore or hereafter given to Lender unless such other guaranties are modified or revoked in writing; and this Guarantor shall not, unless provided in this Guaranty, affect, invalidate, or supersede any such other guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor’s heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

GUARANTOR’S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor’s liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

COMMERCIAL GUARANTY

Loan No: 206061700	(Continued)	Page 2

GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Lender’s request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR’S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (A) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (B) proceed against any person, including Borrower, before proceeding against Guarantor; (C) proceed against any collateral for the Indebtedness, including Borrower’s collateral, before proceeding against Guarantor; (D) apply any payments or proceeds received against the Indebtedness in any order; (E) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (F) disclose any information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (G) pursue any remedy or course of action in Lender’s power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (H) any disability or other defense of Borrower, any other guarantor or surety or any other person; (I) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (J) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (K) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (L) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (M) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on the Indebtedness incurred prior to such revocation.

Guarantor waives all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that the election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because Borrower’s obligation is secured by real property. This means among other things: (N) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower. (O) If Lender forecloses on any real property collateral pledged by Borrower: (1) the amount of Borrower’s obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (2) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Guarantor understands and agrees that the foregoing waivers are unconditional and irrevocable waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Guarantor further understands and agrees that this Guaranty is a separate and independent contract between Guarantor and Lender, given for full and ample consideration, and is enforceable on its own terms. Until all of the Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Guarantor may have against the Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

Guarantor’s Understanding With Respect To Waivers. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

Subordination of Borrower’s Debts to Guarantor. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

COMMERCIAL GUARANTY

Loan No: 206061700	(Continued)	Page 3

Miscellaneous Provisions. The following miscellaneous provisions are a part of this Guaranty:

AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

ATTORNEYS’ FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

CAPTION HEADINGS. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

GOVERNING LAW. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions.

CHOICE OF VENUE. If there is a lawsuit, Guarantor agrees upon Lender’s request to submit to the jurisdiction of the courts of Orange County, State of California.

INTEGRATION. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

NOTICES. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled “DURATION OF GUARANTY.” Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor’s current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Definitions. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

BORROWER. The word “Borrower” means Rebuild Miami-Edgewater, LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

GUARANTOR. The word “Guarantor” means everyone signing this Guaranty, including without limitation Meruelo Living Trust dated November 11, 1988, and in each case, any signer’s successors and assigns.

GUARANTY. The word “Guaranty” means this guaranty from Guarantor to Lender.

INDEBTEDNESS. The word “Indebtedness” means Borrower’s indebtedness to Lender as more particularly described in this Guaranty.

LENDER. The word “Lender” means Commercial Bank of California, its successors and assigns.

NOTE. The word “Note” means and includes without limitation all of Borrower’s promissory notes and/or credit agreements evidencing Borrower’s loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

COMMERCIAL GUARANTY

Loan No: 206061700	(Continued)	Page 4

RELATED DOCUMENTS. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MARCH 22, 2017.

GUARANTOR:

MERUELO LIVING TRUST DATED NOVEMBER 11, 1988

By:	/s/ Belinda Meruelo
Belinda Meruelo, Trustee of Meruelo Living Trust
dated November 11, 1988

LaserPro. Ver. 17.1.0.023 Copr. D+H USA Corporation 1997, 2017. All Rights Reserved. CA M:\DH\CFI\LPL\E20.FC TR-1690 PR-15

COMMERCIAL GUARANTY

Borrower:	Rebuild Miami-Edgewater, LLC	Lender:	Commercial Bank of California
	5101 Collins Avenue		Irvine Regional Office
	Miami, FL 33140		19752 MacArthur Boulevard, Suite 100
Irvine, CA 92612
Guarantor:	Belinda Meruelo
5101 Collins Avenue
Miami, FL 33140

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents. Under this Guaranty, Guarantor’s liability is unlimited and Guarantor’s obligations are continuing.

INDEBTEDNESS. The word “Indebtedness” as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys’ fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. “Indebtedness” includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, and any present or future judgments against Borrower, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A “CONTINUING GUARANTY” UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR’S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor’s written notice of revocation must be mailed to Lender, by certified mail, at Lender’s address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor’s written revocation. For this purpose and without limitation, the term “new Indebtedness” does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. For this purpose and without limitation, “new Indebtedness” does not include all or part of the Indebtedness that is: incurred by Borrower prior to revocation; incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the Indebtedness. This Guaranty shall bind Guarantor’s estate as to the Indebtedness created both before and after Guarantor’s death or incapacity, regardless of Lender’s actual notice of Guarantor’s death. Subject to the foregoing, Guarantor’s executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. Guarantor’s obligations under this Guaranty shall be in addition to any of Guarantor’s obligations, or any of them, under any other guaranties of the Indebtedness or any other person heretofore or hereafter given to Lender unless such other guaranties are modified or revoked in writing; and this Guarantor shall not, unless provided in this Guaranty, affect, invalidate, or supersede any such other guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor’s heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

OBLIGATIONS OF MARRIED PERSONS. Any married person who signs this Guaranty hereby expressly agrees that recourse under this Guaranty may be had against both his or her separate property and community property.

COMMERCIAL GUARANTY

Loan No: 206061700	(Continued)	Page 2

GUARANTOR’S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor’s liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term: (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Lender’s request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR’S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following:

Additional Requirements.

Annual Statements. As soon as available, but in no event later than January 30th of each year. Guarantor’s annual personal financial statements for the year ended, prepared by Guarantor.

Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Guarantor’s Federal and other governmental tax returns, prepared by Guarantor.

All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct.

GUARANTOR’S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (A) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (B) proceed against any person, including Borrower, before proceeding against Guarantor; (C) proceed against any collateral for the Indebtedness, including Borrower’s collateral, before proceeding against Guarantor; (D) apply any payments or proceeds received against the Indebtedness in any order; (E) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (F) disclose any information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (G) pursue any remedy or course of action in Lender’s power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (H) any disability or other defense of Borrower, any other guarantor or surety or any other person; (I) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (J) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (K) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (L) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (M) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on the Indebtedness incurred prior to such revocation.

Guarantor waives all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that the election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because Borrower’s obligation is secured by real property. This means among other things: (N) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower. (O) If Lender forecloses on any real property collateral pledged by Borrower: (1) the amount of Borrower’s obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (2) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Guarantor understands and agrees that the foregoing waivers are unconditional and irrevocable waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Guarantor further understands and agrees that this Guaranty is a separate and independent contract between Guarantor and Lender, given for full and ample consideration, and is enforceable on its own terms. Until all of the Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Guarantor may have against the Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

COMMERCIAL GUARANTY

Loan No: 206061700	(Continued)	Page 3

Guarantor’s Understanding With Respect To Waivers. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

Subordination of Borrower’s Debts to Guarantor. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

Miscellaneous Provisions. The following miscellaneous provisions are a part of this Guaranty:

AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

ATTORNEYS’ FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

CAPTION HEADINGS. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

GOVERNING LAW. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions.

CHOICE OF VENUE. If there is a lawsuit, Guarantor agrees upon Lender’s request to submit to the jurisdiction of the courts of Orange County, State of California.

INTEGRATION. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

NOTICES. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled “DURATION OF GUARANTY.” Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor’s current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Definitions. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

COMMERCIAL GUARANTY

Loan No: 206061700	(Continued)	Page 4

BORROWER. The word “Borrower” means Rebuild Miami-Edgewater, LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

GAAP. The word “GAAP” means generally accepted accounting principles.

GUARANTOR. The word “Guarantor” means everyone signing this Guaranty, including without limitation Belinda Meruelo, and in each case, any signer’s successors and assigns.

GUARANTY. The word “Guaranty” means this guaranty from Guarantor to Lender.

INDEBTEDNESS. The word “Indebtedness” means Borrower’s indebtedness to Lender as more particularly described in this Guaranty.

LENDER. The word “Lender” means Commercial Bank of California, its successors and assigns.

NOTE. The word “Note” means and includes without limitation all of Borrower’s promissory notes and/or credit agreements evidencing Borrower’s loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

RELATED DOCUMENTS. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MARCH 22, 2017.

GUARANTOR:

X	/s/ Belinda Meruelo
Belinda Meruelo

LaserPro. Ver. 17.1.0.023 Copr. D+H USA Corporation 1997, 2017. All Rights Reserved. CA M:\DH\CFI\LPL\E20.FC TR-1699 PR-15

TRUST CERTIFICATE

Principal $13,000,000.00	Loan Date 03-22-2017	Maturity 09-22-2018	Loan No 206061700	Call / Coll	Account	Officer NDP	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Rebuild Miami-Edgewater, LLC	Lender:	Commercial Bank of California
	5101 Collins Avenue		Irvine Regional Office
	Miami, FL 33140		19752 MacArthur Boulevard, Suite 100
Irvine, CA 92612

Trust:	Meruelo Living Trust dated November 11, 1988
5101 Collins Avenue
Miami. FL 33140

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

CERTIFICATION OF TRUST. This Trust Certificate is given by the Trustee voluntarily, pursuant to the Florida Trust Code, intending that the facts set forth in this Certificate be relied upon by Lender as true and correct.

(A) Trust is in existence as of this date and is evidenced by a Trust instrument executed on November 11, 1988.

(B) The name and address of the Trustee is: Belinda Meruelo, 5101 Collins Avenue, Miami, FL, 33140.

(C) The name of the Trust Settler is: Belinda Meruelo.

(D) The powers of Trustee include the power to do, or perform, all of the acts and things on behalf of Trust set forth in this Certificate.

(E) Trust is revocable, and the name of the person holding any power to revoke the trust is: Belinda Meruelo.

(F) The trust instrument requires the signature of any 1 Trustee to exercise any powers of the Trustee.

(G) Title to Trust assets is to be taken in the name of Belinda Meruelo, Trustee of the Meruelo Living Trust dated November 11, 1988

(H) Trustee hereby certifies that Trust has not been revoked, modified, or amended in any manner which would cause the representations contained in this Certificate to be incorrect and this Certificate is being signed by all of the currently acting Trustees of Trust. Trustee acknowledges and agrees that Lender may require Trustee to provide copies of excerpts from the trust instrument and amendments which designate the Trustee and confer upon the Trustee the power to act in these transactions, and that Lender may require such further identification or legal opinion supporting the Trustee authority and power as Lender shall deem necessary and prudent.

BORROWING CERTIFICATE. Trustee, for and on behalf of Trust, is authorized and empowered on behalf of Trust:

Guaranty. To guarantee or act as surety for loans or other financial accommodations to Borrower from Lender on such guarantee or surety terms as may be agreed upon between the Trustee of Trust and Lender and in such sum or sums of money as in his or her judgment should be guaranteed or assured, without limit (the “Guaranty”).

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to Trust or in which Trust now or hereafter may have an interest, including without limitation all of Trust’s real property and all of Trust’s personal property (tangible or intangible), as security for the Guaranty, and as a security for the payment of any loans, any promissory notes, or any other or further indebtedness of Rebuild Miami-Edgewater, LLC to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered. The provisions of this Certificate authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or in any way encumbering, the assets of Trust shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of Rebuild Miami-Edgewater, LLC to Lender. The Trustees have considered the value to Trust of lending collateral in support of such indebtedness, and the Trustees represent to Lender that Trust is benefited by doing so.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to Trust or in which Trust may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to Trust’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

Further Acts. To do and perform such other acts and things and to execute and deliver such other documents and agreements as the Trustee may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Certificate.

TERMINATION OR TRANSFER. Trustees agree that the Trustees will provide to Lender written notice prior to any termination or revocation of Trust or prior to the transfer from Trust of any Trust asset upon which Lender may be relying for repayment of Trust’s indebtedness to Lender.

NOTICES TO LENDER. The Trustees will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in Trust’s name; (B) change in Trust’s assumed business name(s); (C) change in the Trustees of the Trust; (D) change in the authorized signer(s); (E) change in Trust’s state of organization; (F) conversion of Trust to a new or different type of business entity; or (G) change in any other aspect of Trust that directly or indirectly relates to any agreements between Trust and Lender. No change in Trust’s name or state of organization will take effect until after Lender has received notice.

FURTHER TRUST CERTIFICATIONS. The persons named above is duly appointed and acting Trustee of Trust and is duly authorized to act on behalf of Trust in the manner described above; I am familiar with the purpose of the Indebtedness; the Indebtedness proceeds are to be used for a legitimate trust purpose and for the benefit of the Trust and its beneficiaries.

TRUST CERTIFICATE

Loan No: 206061700	(Continued)	Page 2

CONTINUING VALIDITY. This Certificate shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of Trust’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand.

I have read all the provisions of this Certificate, and I personally and on behalf of Trust certify that all statements and representations made in this Certificate are true and correct. This Trust Certificate is dated March 22, 2017.

CERTIFIED TO AN ATTESTED BY:

X	/s/ Belinda Meruelo
Belinda Meruelo, Trustee of Meruelo Living Trust dated November 11, 1988

LaserPro. Ver. 17.1.0.023 Copr. D+H USA Corporation 1997, 2017. All Rights Reserved. CA [illegible] ,TR-1699 PR-15

LIMITED LIABILITY COMPANY RESOLUTION TO BORROW / GRANT COLLATERAL

Principal $13,000,000.00	Loan Date 03-22-2017	Maturity 09-22-2018	Loan No 206061700	Call / Coll	Account:	Officer NDP	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Company:	Rebuild Miami-Edgewater, LLC	Lender:	Commercial Bank of California
	5101 Collins Avenue		Irvine Regional Office
	Miami, FL 33140		19752 MacArthur Boulevard, Suite 100
Irvine, CA 92612

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY’S EXISTENCE. The complete and correct name of the Company is Rebuild Miami-Edgewater, LLC (“Company”). The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Florida. The Company is duly authorized to transact business in all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business. Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at 5101 Collins Avenue, Miami, FL 33140. Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records. The Company will notify Lender prior to any change in the location of the Company’s state of organization or any change in the Company’s name. The Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and the Company’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held on 3/21/17, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MEMBERS AND MANAGERS. The following named persons and entities are members and managers of Rebuild Miami-Edgewater, LLC:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

USA Capital Management,	Manager	Y	[illegible]
Inc. aka USA Capital
Management Co., Inc.

Stephen Merluelo	Member	N	/s/ Stephen Merluelo

Anthony Meruelo	Member	N	/s/ Anthony Meruelo

ACTIONS AUTHORIZED. The authorized entity listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, the authorized entity is authorized, empowered, an directed to do the following for and on behalf of the Company:

Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in its judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Company’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Company’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all of the Company’s real property and all of the Company’s personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as it may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the manager may in its discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

LIMITED LIABILITY COMPANY RESOLUTION TO BORROW / GRANT COLLATERAL

Loan No: 206061700	(Continued)	Page 2

ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company. Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business: None.

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company’s name; (B) change in the Company’s assumed business name(s); (C) change in the management or in the Members and Managers of the Company; (D) change in the authorized signer(s); (E) change in the Company’s principal office address; (F) change in the Company’s state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company’s name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING MANAGERS AND RESOLUTIONS. The manager named above is duly elected, appointed, or employed by or for the Company, as the case may be, and occupies the position set opposite its respective name. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, we have hereunto set our hand and attest that the signature set opposite the name listed above is its genuine signature.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Company certify that all statements and representations made in this Resolution are true and correct. This Limited Liability Company Resolution to Borrow / Grant Collateral is dated March 22, 2017.

CERTIFIED TO AND ATTESTED BY:

X	/s/ Stephen Merluelo
Stephen Merluelo, Member of Rebuild
Miami-Edgewater, LLC

X	/s/ Anthony Meruelo
Anthony Meruelo, Member of Rebuild
Miami-Edgewater, LLC

USA CAPITAL MANAGEMENT, INC. AKA USA CAPITAL
MANAGEMENT CO., INC., Manager of Rebuild Miami-Edgewater, LLC

By:	/s/ Richard Meruelo
Richard Meruelo, President of USA Capital
Management, Inc. aka USA Capital Management
Co., Inc.

NOTE: If the manager signing this Resolution is designated by the foregoing document as one of the members or managers authorized to act on the Company’s behalf, it is advisable to have this Resolution signed by at least one non-authorized member or manager of the Company.

LaserPro. Ver. 17.1.0.023 Copr. D+H USA Corporation 1997, 2017. All Rights Reserved. FL/CA M:\DH\CFL\LPL|C15.FC PR-15